SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report(Date of earliest event reported): May 16, 1997


                       The Stanley Works
           (Exact name of registrant as specified in charter)


  Connecticut            1-5224            06-058860
(State or other       (Commission       (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053

(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (860) 225-5111




                         Not Applicable
(Former name or former address, if changed since last report)









                    Exhibit Index is located on Page 4

                      Page 1 of 8 Pages

     Item 5.   Other Events.


           1. On May 16, 1997, the Registrant issued a communication announcing Stanley Day in New York City. Attached as Exhibit (20)(i) is a copy of the Registrant s communication:



Item 7.   Financial Statements and Exhibits.

          (c)  (20)(i)   Communication dated May 16, 1997
                         announcing Stanley Day in New York City
                         on July 18, 1997.














































                            Page 2 of 8 Pages

                                SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                              THE STANLEY WORKS



                              By:    Stephen S. Weddle
                              Name:  Stephen S. Weddle
                              Title: Vice President, General
                                        Counsel and Secretary



Date:May 16, 1997


























                            Page 3 of 8 Pages


                                EXHIBIT INDEX
                           Current Report on Form 8-K
                               Dated May 16, 1997



          Exhibit No.                             Page

          20(i)                                   5-8








































                            Page 4 of 8 Pages